UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

QUANTUM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 27, 2025

Dear Stockholder:

You are invited to attend a special meeting of the stockholders (the “Special Meeting”) of Quantum Corporation, a Delaware corporation (“Quantum,” the “Company,” “we,” “us” or “our”), to be held virtually on Thursday, April 24, 2025 at 8:30 a.m., Pacific Time. In order to attend the Special Meeting, you must register in advance by visiting https://web.viewproxy.com/qmco/2025 and using the control number included in your proxy materials.

At the Special Meeting, you will be asked to consider and vote upon the important matters described in the Proxy Statement accompanying this letter, including, without limitation: (i) the approval of the issuance of up to $200,000,000 of our common stock pursuant to a Standby Equity Purchase Agreement dated January 25, 2025 and related change of control for purposes of complying with Nasdaq listing rule 5635 (the “Nasdaq Proposal”), (ii) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026 (the “Ratification Proposal”), and (iii) the approval of the adjournment of the Special Meeting to a later date, if necessary or appropriate (the “Adjournment Proposal”).

This letter is accompanied by the Proxy Statement, which describes the formal business to be conducted at the Special Meeting. We encourage you to read the Proxy Statement carefully and in its entirety. You may obtain additional information about us from documents we have filed with the Securities and Exchange Commission, which are available without charge through the Securities and Exchange Commission’s website at www.sec.gov.

The Board of Directors recommends that you vote “FOR” the Nasdaq Proposal, “FOR” the Ratification Proposal, and “FOR” the Adjournment Proposal, as such proposals are more fully described in the accompanying Proxy Statement. Your vote is very important regardless of the number of shares that you own and we encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the proxy card and return it in the prepaid envelope. Alternatively, you may vote your shares over the Internet or via a toll-free telephone number. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting virtually, you will have the right to revoke your proxy and vote your shares at that time, unless otherwise noted in the Proxy Statement. If your shares are held in “street name,” you should instruct your broker, bank or other nominee to vote your shares in accordance with the voting instruction form that you will receive from your broker, bank or other nominee.

Sincerely,

/s/ James J. Lerner

James J. Lerner
President and Chief Executive Officer Chairman of the Board

i

QUANTUM CORPORATION

224 Airport Parkway, Suite 550

San Jose, California, 95110

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

Thursday, April 24, 2025

TO OUR STOCKHOLDERS:

The Special Meeting of Stockholders (the “Special Meeting”) of Quantum Corporation, a Delaware corporation (“Quantum,” the “Company,” “we,” “us” or “our”), will be held virtually on Thursday, April 24, 2025 at 8:30 a.m., Pacific Time. In order to attend the Special Meeting, you must register in advance by visiting https://web.viewproxy.com/qmco/2025 and using the control number included in your proxy materials. We are holding this Special Meeting for the following purposes:

1.

To approve the issuance of up to $200,000,000 of our common stock pursuant to a Standby Equity Purchase Agreement dated January 25, 2025 and related change of control for purposes of complying with Nasdaq listing rule 5635 (the “Nasdaq Proposal”);

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026 (the “Ratification Proposal”); and

3.	To approve the adjournment of the Special Meeting to a later date, if necessary or appropriate (the “Adjournment Proposal”).

The accompanying Proxy Statement, including all documents incorporated by reference into the accompanying Proxy Statement, more fully describes these items of business. We urge you to read this information carefully.

The Board of Directors recommends that you vote “FOR” each of the proposals outlined above and as more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on March 13, 2025 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company’s headquarters, located at 224 Airport Parkway, Suite 550, San Jose, California, 95110 for 10 days prior to the date of the Special Meeting, ending on the day before the Special Meeting date.

By Order of the Board of Directors of

Quantum Corporation

/s/ Brian E. Cabrera

Brian E. Cabrera

Senior Vice President, Chief Administrative Officer,

Chief Legal and Compliance Officer, and Corporate Secretary

San Jose, California

March 27, 2025

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON THE PROXY CARD OR VOTING INSTRUCTION FORM. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please vote your shares by Internet or telephone, as described herein, or by mail on the proxy card or voting instruction form, to assure that your shares are represented at the Special Meeting, or mark, sign and date the proxy card and return it in the postage-paid envelope. If you attend the virtual meeting, you may choose to vote at that time even if you have previously voted your shares.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held virtually on April 24, 2025.

The Proxy Statement is available at https://web.viewproxy.com/qmco/2025.

QUESTIONS AND ANSWERS

The following questions and answers briefly address some questions you may have regarding the Special Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of Quantum Corporation. Please refer to the more detailed information contained elsewhere in this Proxy Statement and the documents referred to in this Proxy Statement. We encourage you to read this Proxy Statement in its entirety because it explains the proposals to be voted on at the Special Meeting, and other related matters. In this Proxy Statement, the terms “Company,” “we,” “our,” “us” and “Quantum” refer to Quantum Corporation.

Questions Related to the Special Meeting

Q:	Why am I receiving this Proxy Statement and proxy card?

A:

You are receiving this Proxy Statement and proxy card because, as of March 13, 2025, the Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting, you owned shares of our common stock, $0.01 par value per share. Our Board of Directors is providing this Proxy Statement to give you information for use in determining how to vote on the proposals submitted to our stockholders at the Special Meeting. You should read this Proxy Statement carefully. The proxy card and voting instruction form allow you, as our stockholder, to have your shares voted at the Special Meeting without attending the Special Meeting. Your proxy is being solicited on behalf of the Board of Directors.

YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE.

Q:	What are stockholders being asked to vote on and why is this approval necessary?

A:	Stockholders are being asked to vote on the following proposals:

•	Proposal No. 1 – The Nasdaq Proposal;

•	Proposal No. 2 – The Ratification Proposal; and

•	Proposal No. 3 – The Adjournment Proposal.

The Board of Directors recommends that you vote “FOR” Proposal Nos. 1, 2 and 3, as more fully described in this Proxy Statement. The Adjournment Proposal is not conditioned upon the approval of either the Nasdaq Proposal or the Ratification Proposal.

Q:	What do I need to do now?

A:

After carefully reading and considering the information contained in this Proxy Statement, please vote your shares of common stock as soon as possible so that your shares will be represented at the Special Meeting. Please follow the instructions set forth on the proxy card, or on the voting instruction form if your shares are held in “street name” through your broker, bank or other nominee.

Q:	How do I cast my vote?

A:

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares. Shares held in your name as the stockholder of record may be voted electronically at the Special Meeting by visiting https://web.viewproxy.com/qmco/2025 and using the control number included in your proxy materials. If you have already voted previously by Internet, telephone or mail, there is no need to vote again at the Special Meeting unless you wish to revoke and change your vote. Even if you plan to attend the virtual Special Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual Special Meeting.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or other nominee will provide instructions on how to vote the shares beneficially owned by you. Because a beneficial owner is not a stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a legal proxy giving you the right to vote those shares at the Special Meeting. If you wish to attend the virtual Special Meeting and vote, you will need to consult with your broker, bank or other nominee or you must obtain a legal proxy.

You may vote by proxy as follows:

•	Internet. You may submit a proxy over the Internet by following the instructions provided on the proxy card.

•	Telephone. You may submit a proxy over the telephone by following the instructions provided on the proxy card.

•	Mail. You may submit a proxy by mail by completing, signing and returning the proxy card in the prepaid and addressed envelope included with the proxy materials.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Special Meeting in accordance with their judgment.

Brokers, banks, or other nominees that hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are entitled to vote shares held for a beneficial holder on “routine” matters without instructions from the beneficial holder of those shares, such as the approvals for the Ratification Proposal and the Adjournment Proposal. Absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on “non-routine” matters, such as the approval for the Nasdaq Proposal. Consequently, if you do not give your broker, bank or other nominee specific instructions, your shares may not be voted on this “non-routine” matter. Please promptly instruct your broker, bank or other nominee so your vote can be counted on all proposals.

Q:	When and where is the Special Meeting?

A:

The Special Meeting will be held virtually on Thursday, April 24, 2025 at 8:30 a.m., Pacific Time. You will be able to attend the Special Meeting by registering at https://web.viewproxy.com/qmco/2025 and using the control number included in your proxy materials by 11:59 p.m., Eastern Time, on April 23, 2025.

Q:	Who can vote or submit a proxy to vote and attend the Special Meeting?

A:

All holders of record of common stock as of the close of business on the Record Date are entitled to receive notice of, and to attend and vote or submit a proxy to vote at, the Special Meeting. If your shares are held of record in an account at a brokerage firm, bank or other nominee, such broker, bank or other nominee will forward the proxy materials to you with a voting instruction form explaining how to vote your shares. If you want to attend the Special Meeting and your shares are held in “street name” through your broker, bank or other nominee, then you must bring to the Special Meeting a legal proxy from the record holder of the shares (your broker, bank or other nominee) authorizing you to vote at the Special Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote “FOR” the Nasdaq Proposal, the Ratification Proposal, and the Adjournment Proposal.

Q:	What vote is required to approve each proposal?

A:	The following sets forth the votes that are required to approve each of the proposals and the impact of abstentions and broker non-votes:

Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
1. Nasdaq Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	No effect
2. Ratification Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	Not applicable
3. Adjournment Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	Not applicable

Q:	How many votes am I entitled to cast for each share of common stock I own?

A:

For each share of common stock that you owned on the Record Date, you are entitled to cast one vote on each matter to be voted upon at the Special Meeting. As of the Record Date, there were 6,526,782 shares of common stock outstanding and entitled to vote.

Q:	What constitutes a quorum?

A:

A majority of the shares of common stock issued and outstanding on the Record Date will constitute a quorum for conducting business at the Special Meeting. Abstentions and “broker non-votes” (as described below) will be treated as being present at the Special Meeting for purposes of establishing a quorum for the transaction of business.

Q:	What will happen if I abstain from voting, or fail to vote on the proposals or instruct my broker, bank or other nominee to vote on the proposals?

A:

Abstentions will count as votes against the Nasdaq Proposal, the Ratification Proposal and the Adjournment Proposal because an abstention represents a share entitled to vote on these proposals. Broker non-votes occur when a broker, bank or other nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker, bank or other nominee does not have discretionary voting power. Broker non-votes will not have any effect upon the outcome of voting with respect to the Nasdaq Proposal. The Ratification Proposal and the Adjournment Proposal are expected to be considered “routine” matters for which brokers, banks and other nominees do have discretionary voting power and, therefore, broker non-votes are not expected to exist with respect to such proposals.

Q:	When should I submit my proxy?

A:	You should submit your proxy as soon as possible so that your shares will be voted at the Special Meeting.

Q:	Can I change my vote after I have delivered my proxy?

A:

Yes. If you were a stockholder of record on the Record Date, you may revoke your proxy and change your vote, unless otherwise noted in this Proxy Statement, at any time before your proxy is voted at the Special Meeting.

You can do this in one of three ways:

•

delivering to our Secretary a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked (written revocations may be sent to Quantum Corporation, Attention: Corporate Secretary, 224 Airport Parkway, Suite 550, San Jose, CA 95110);

•	signing and delivering a new proxy, relating to the same shares and bearing a later date than the original proxy; or

•	attending the virtual Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions provided by your broker, bank or other nominee to change those instructions.

Q:	What is “householding” and how does it affect me?

A:

We have adopted a process for mailing our proxy materials called “householding” which has been approved by the Securities and Exchange Commission (the “SEC”). Householding means that stockholders who share the same address will receive only one copy of our proxy materials, unless we receive contrary instructions from any stockholder at that address. We will continue to mail separate proxy cards to each stockholder of record.

If you are a stockholder of record at a shared address to which a single copy of proxy materials was delivered and you prefer to receive multiple copies of our proxy materials at the same address, additional copies will be provided to you upon request. For future deliveries, stockholders who share a single address can request a separate copy of the proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, you can request a single copy of the proxy materials for future deliveries. To make a request, please contact us by writing to Quantum Corporation, Attention: Corporate Secretary, 224 Airport Parkway, Suite 550, San Jose, CA 95110, or by calling +1 (866) 612-8937. Registered stockholders may also contact Quantum Investor Relations at +1 (949) 224-3874. We have undertaken householding to reduce paper waste, printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of our proxy materials or you may request householding by notifying your broker, bank or other nominee.

Q:	What should I do if I receive more than one set of proxy materials?

A:

You may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a record holder and your shares are registered in more than one name, you will receive more than one proxy card.

In order to ensure that all of your shares are voted at the Special Meeting, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Q.	What happens if I sell my shares of common stock after the Record Date but before the Special Meeting?

A.

The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of common stock after the Record Date but before the date of the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you transfer your shares and each of you notifies the Company in writing of such special arrangements, you will retain your right to vote such shares at the Special Meeting.

THE SPECIAL MEETING

General

The Board of Directors of Quantum Corporation is furnishing this Proxy Statement to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on Thursday, April 24, 2025 at 8:30 a.m., Pacific Time, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of Special Meeting. References in this Proxy Statement to the “Company,” “we,” “our,” “us” or “Quantum” are to Quantum Corporation.

Copies of the proxy materials are expected to be mailed on or about March 27, 2025 to stockholders of record as of the Record Date.

Record Date; Stockholders Entitled to Vote

Our Board of Directors has fixed the close of business on March 13, 2025 as the Record Date for the determination of our stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of our common stock on the Record Date may vote at the Special Meeting. For each share of common stock that you owned on the Record Date, you are entitled to cast one vote on each matter voted upon at the Special Meeting.

Shares Outstanding

On the Record Date, 6,526,782 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. Our common stock is listed on the Nasdaq Global Market under the symbol “QMCO”.

Quorum and Vote Required

A quorum of stockholders is necessary to hold the Special Meeting. A majority of the shares of common stock issued and outstanding on the Record Date will constitute a quorum for conducting business at the Special Meeting. If a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned to allow for the solicitation of additional proxies. Shares which abstain from voting as to a particular matter and broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business.

Under the New York Stock Exchange rules, brokers, banks or other nominees who hold shares of the Company’s common stock in street name for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners, such as ratifying the appointment of the independent registered public accounting firm and approving the adjournment of a meeting to a later date, if necessary or appropriate. However, brokers, banks or other nominees are precluded from exercising their voting discretion with respect to “non-routine” matters, such as approving the issuance of up to $200,000,000 of our common stock pursuant to a Standby Equity Purchase Agreement dated January 25, 2025 and related change of control for purposes of complying with Nasdaq listing rule 5635.

The following sets forth the votes that are required to approve each of the proposals and the impact of abstentions and broker non-votes:

Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
1 - Nasdaq Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	No effect
2 - Ratification Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	Not applicable
3 - Adjournment Proposal	Affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal	Vote against	Not applicable

Voting Procedures

For Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record” with respect to those shares. Shares held in your name as the stockholder of record may be voted electronically at the Special Meeting by visiting https://web.viewproxy.com/qmco/2025 and using the control number included in your proxy materials. If you have already voted previously by Internet, telephone or mail, there is no need to vote again at the Special Meeting unless you wish to revoke and change your vote. Even if you plan to attend the virtual Special Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual Special Meeting.

You may vote by proxy as follows:

•	Internet. You may submit a proxy over the Internet by following the instructions provided on the proxy card.

•	Telephone. You may submit a proxy over the telephone by following the instructions provided on the proxy card.

•	Mail. You may submit a proxy by mail by completing, signing and returning the proxy card in the prepaid and addressed envelope included with the proxy materials.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Special Meeting in accordance with their judgment.

For Beneficial Owners

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or other nominee will provide instructions on how to vote the shares beneficially owned by you. Because a beneficial owner is not a stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a legal proxy giving you the right to vote those shares at the virtual Special Meeting. If you wish to attend the virtual Special Meeting and vote, you will need to consult with your broker, bank or other nominee or you must obtain a legal proxy.

Brokers, banks, or other nominees that hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are entitled to vote shares held for a beneficial holder on “routine” matters without instructions from the beneficial holder of those shares, such as the approvals for the Ratification Proposal and the Adjournment Proposal. Absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on “non-routine” matters, such as the approval for the Nasdaq Proposal. Consequently, if you do not give your broker, bank or other nominee specific instructions, your shares may not be voted on this “non-routine” matter. Please promptly instruct your broker, bank or other nominee so your vote can be counted on all proposals.

Solicitation of Proxies

The Board of Directors is soliciting proxies for the Special Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares which are beneficially owned by our stockholders send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We have engaged Alliance Advisors LLC (“Alliance”) to assist in the solicitation of proxies and provide related advice and informational support for which we will pay a fee of $25,000 plus reimbursement of out-of-pocket expenses. We may also use several of our employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, telephone, facsimile or special delivery letter.

Revocability of Proxies

If you are a stockholder of record, your proxy is revocable at any time before it is voted at the Special Meeting either by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting. Attendance at the virtual Special Meeting, however, will not by itself revoke a proxy previously delivered to us. If you have executed and returned a proxy and are present at the virtual Special Meeting and wish to vote at the Special Meeting, you may elect to do so by notifying the inspector of elections, thereby suspending the power of the proxy holders to vote the proxy previously delivered by you.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or if you have obtained a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares, by attending the virtual Special Meeting and voting. Attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Adjournments or Postponements

The Special Meeting may be adjourned for the purpose of, among other things, soliciting additional proxies, by the vote of the majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present. Any signed proxies received by us for which no voting instructions are provided on such matter will be voted “FOR” the Adjournment Proposal.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact our proxy solicitor Alliance, using the information below:

Phone Number: 1-833-216-6746

Address: 150 Clove Road, Suite 400

Little Falls, NJ 07424

Email: QMCO@allianceadvisors.com

PROPOSAL NO. 1

THE NASDAQ PROPOSAL

Background; Terms of the Standby Equity Purchase Agreement

On January 25, 2025, we entered into a Standby Equity Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). Yorkville’s obligation to purchase shares of our common stock pursuant to the Purchase Agreement is subject to a number of conditions, including that in no event shall Yorkville be required to purchase more than $200,000,000 of shares of common stock in the aggregate during the term of the Purchase Agreement. As consideration for Yorkville’s commitment to purchase the shares of common stock pursuant the Purchase Agreement, we paid Yorkville a due diligence fee in the amount of $25,000 and issued to Yorkville 42,158 shares of common stock.

Pursuant to and subject to the terms of the Purchase Agreement, for 36 months following the date of the Purchase Agreement, we have the right, but not the obligation, to sell to Yorkville, and Yorkville is obligated to purchase from us, shares of our common stock. At our option, the shares would be purchased at either (i) 96% of the VWAP (as defined below) during the period commencing on the date (each date, an “Advance Notice Date”) we are deemed to have delivered a written notice to Yorkville setting forth the number of shares of common stock that we desire to issue and sell to Yorkville in accordance with the terms of the Purchase Agreement (each notice, an “Advance Notice”) or (ii) 97% of the lowest daily VWAP during the three consecutive trading days commencing on the Advance Notice Date. In certain circumstances, we may also specify a minimum acceptable price per share in an Advance Notice (each issuance and sale, an “Advance”). “VWAP” means, for any trading day or specified period, the volume weighted average price of the common stock for such date or period on the Nasdaq Global Market as reported by Bloomberg L.P. through its “AQR” function. While there is no mandatory minimum amount for any Advance, it may not exceed an amount equal to 100.0% of the average of the daily traded amount on the five consecutive trading days immediately preceding an Advance Notice.

Under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), in no event may we issue to Yorkville under the Purchase Agreement more than 1,157,139 shares of our common stock, which number of shares is equal to 19.99% of the aggregate number of shares of the common stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, (ii) all applicable sales of shares of common stock under the Purchase Agreement equal or exceed the “Minimum Price” (as such term is defined in Nasdaq listing rule 5635), or (iii) as to any Advance, the issuance of the common stock pursuant to an Advance Notice would be excluded from the Exchange Cap under Nasdaq rules (or interpretive guidance provided by Nasdaq with respect thereto). Moreover, we may not issue or sell any shares of common stock to Yorkville under the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder), would result in Yorkville beneficially owning more than 4.99% of the outstanding voting power or number of shares of our common stock.

The preceding description is a summary of certain principal terms of the Purchase Agreement. While we believe that the summary above describes the material terms of the Purchase Agreement necessary for you to make a voting decision for the purposes of this Proposal No. 1, it may not contain all of the information that is important to you and is qualified in its entirety by reference to our Current Report on Form 8-K filed with the SEC on January 27, 2025, which is incorporated herein by reference, and to the Purchase Agreement, which is included as an exhibit to such Current Report on Form 8-K. We encourage you to read the Purchase Agreement in its entirety.

Reasons for Proposal

We are seeking to obtain the requisite stockholder approval to authorize the (a) issuance of the number of shares of our common stock equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock (the “20% Cap”) pursuant to the Purchase Agreement; and (b) issuance of shares of common stock which may result in a change of control, as interpreted by Nasdaq.

Our common stock is listed on the Nasdaq Global Market and we are subject to the Nasdaq listing rules and regulations. Nasdaq listing rule 5635 requires stockholder approval: (a) prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of the 20% Cap; and (b) when such issuance or potential issuance will result in a change of control, as interpreted by Nasdaq.

We are seeking stockholder approval to make such issuances in accordance with Nasdaq listing rule 5635 because we would like to issue shares of our common stock in excess of the Exchange Cap and to avoid additional financial obligations we will face if we do not receive stockholder approval. We believe this will be in our best interests and the best interests of our stockholders at the time of issuance. Because the issuance by us of shares in excess of 1,157,139 shares to Yorkville, without stockholder approval, would violate the terms of the Purchase Agreement and because the issuance by us of a number of shares exceeding the 20% Cap or the issuance of shares that may result in a change of control upon such issuance, without stockholder approval, may result in a violation of Nasdaq listing rule 5635, we are seeking stockholder approval pursuant to Nasdaq listing rule 5635.

The net proceeds from sales, if any, under the Purchase Agreement to us will depend on the frequency and prices at which we sell shares of our common stock to Yorkville. We expect that any proceeds received by us from such sales to Yorkville will be used for working capital and general corporate purposes, including the repayment of debt.

Effect of Approval

The sale of our common stock to Yorkville pursuant to the Purchase Agreement will have a dilutive impact on our stockholders. Issuances of our common stock under the Purchase Agreement, including the issuance of common stock in excess of the Exchange Cap, will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted as a result of any such issuance. Although the number of shares of common stock that our existing stockholders own will not decrease as a result of sales under the Purchase Agreement to Yorkville, the shares owned by our existing stockholders will represent a smaller percentage of our total outstanding shares after any such issuance to Yorkville.

Potential Consequences if the Nasdaq Proposal is Not Approved

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement. The Purchase Agreement has already been executed and delivered. The failure of our stockholders to approve this proposal will mean that the issuance of shares of our common stock pursuant to the Purchase Agreement will be limited to an amount up to the Exchange Cap and we will not be able to utilize the full amount available under the Purchase Agreement.

If we fail to obtain stockholder approval of the Nasdaq Proposal at the Special Meeting, we intend to continue to seek to obtain stockholder approval at one or more subsequent special meetings of stockholders, until such approval has been obtained and we will incur the costs associated therewith. Our inability to access the full amount available under the Purchase Agreement, in the absence of any other financing sources, could have a material adverse effect on our business. We have experienced challenges in our business in recent periods, and have incurred restructuring expenses in connection with the restructuring of our business. As a result, we may not be able to meet our business objectives, plans and forecasts, including our most recent quarterly forecast. If our business continues to soften, and we do not meet our business objectives, plans or forecasts, we will need additional liquidity to support our business.

Vote Required

The approval of the Nasdaq Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO $200,000,000 OF OUR COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT AND RELATED CHANGE OF CONTROL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635.

PROPOSAL NO. 2

THE RATIFICATION PROPOSAL

The Ratification Proposal

The Audit Committee of the Board of Directors (the “Audit Committee”) has appointed Grant Thornton LLP (“GT”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending March 31, 2026. GT has served as our independent registered public accounting firm since August 2023. Armanino LLP (“Armanino”) served as our independent registered public accounting firm from January 2019 to July 2023.

At the Special Meeting, we are asking our stockholders to ratify the appointment of GT as our independent registered public accounting firm for our fiscal year ending March 31, 2026. The Audit Committee is submitting the appointment of GT to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of GT, and even if our stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if the Audit Committee believes that such a change would be in the best interests of our company and our stockholders. Although ratification is not required by our Amended and Restated Bylaws (the “Bylaws”) or otherwise, in the event GT’s selection is not ratified, the Audit Committee will reconsider its decision. A representative of GT is not expected to be present at the Special Meeting.

Change in Independent Registered Public Accounting Firm

As we previously disclosed, Armanino, our previous independent public accountant, resigned effective as August 18, 2023. Also on that date, the Audit Committee approved appointing GT as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2024.

Armanino’s audit reports on our consolidated financial statements as of and for the fiscal years ended March 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2022 and 2023, there were no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Armanino’s satisfaction, would have caused Armanino to make reference to the subject matter thereof in connection with its reports for such periods. Subsequent to Armanino’s replacement by GT and an extensive review process described in our Current Report on Form 8-K filed on May 29, 2024, the Board of Directors concluded that certain of our previously-issued audited consolidated financial statements on Form 10-K and unaudited interim condensed consolidated financial statements on Form 10-Q, as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on our behalf with respect to the periods described in the 8-K, should no longer be relied upon. The determination by the Board of Directors was made upon the recommendation its Audit Committee and after consultation with our management team. We discussed these matters with both GT and Armanino during the relevant periods.

During our two most recent fiscal years ended March 31, 2022 and 2023, and the subsequent interim period through August 18, 2023, neither we, nor anyone on our behalf, consulted with GT regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that GT concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, we provided Armanino with a copy of the disclosures it made in our Current Report on Form 8-K filed on August 21, 2023, and requested from Armanino a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of Armanino’s letter dated August 21, 2023 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed on August 21, 2023.

Independent Registered Public Accounting Firm Fees and Services

The following table details the fees billed by GT and Armanino for the fiscal years ended March 31, 2023 and 2024, including out of pocket expenses.

	Fees Paid to GT		Fees Paid to Armanino
	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2023
Audit Fees(1)	$3,296,540	$9,314(5)	$1,018,496	$1,433,255
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	—	—	1,870	6,718
Other Fees(4)	—	—	—	—

Total	$3,296,540	$9,314	$1,020,366	$1,439,973

(1)

Audit fees include the aggregate fees incurred for auditing our annual consolidated financial statements and reviewing the quarterly financial statements included in our Quarterly Reports on Form 10-Q. For the fiscal years ended March 31, 2023 and 2024, GT’s audit fees include charges billed in GT’s capacity as the independent external auditor for our subsidiary companies located in Malaysia.

(2)

Audit-related fees include the aggregate fees incurred for GT’s and Armanino’s work related to our fiscal year 2023 filings of Registration Statements on Form S-3 and Form S-8, as well as the rights offering.

(3)	Tax fees paid relate to tax consulting services.
(4)	All other fees include fees billed for products and services not otherwise reported in this table.
(5)	Originally billed in MYR and converted to USD based on treasury.gov published exchange rate for March 31, 2023.

Preapproval Policies and Procedures

The Audit Committee annually preapproves, on a general approval schedule, appropriate audit, audit-related, and tax services the firm may perform for us, in accordance with its policy and applicable legal requirements. The Audit Committee preapproved all fiscal year 2024 services to avoid potential conflicts of interest that could arise if we received specified non-audit services from the firm. The Audit Committee reviews and makes changes to the services listed on the general approval schedule annually and as otherwise necessary from time to time.

We must notify the Audit Committee when the firm performs services expected to require more than ten billable hours of the firm’s senior partner or equivalent time. We must also obtain specific engagement preapproval from the Audit Committee for all services to be performed by the firm that are not specified on the general approval schedule. The Audit Committee receives all notices and requests regarding the firm’s performance of services for us. The Audit Committee believes the firm’s provision of services described above is compatible with maintaining the firm’s independence from us.

Vote Required

The approval of the Ratification Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Broker non-votes are not expected to exist with respect to this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTING GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

PROPOSAL NO. 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

If at the Special Meeting, the Board of Directors determines it is necessary or appropriate to adjourn the Special Meeting, we intend to move to vote on the Adjournment Proposal. For example, the Board of Directors may make such a determination if the number of shares of common stock represented and voting in favor of the Nasdaq Proposal at the Special Meeting is insufficient to approve the Nasdaq Proposal. If the Board of Directors determines that it is necessary or appropriate, we may ask our stockholders to vote only upon the Adjournment Proposal and not the other proposals.

In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of the Adjournment Proposal. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted against the Nasdaq Proposal or the Ratification Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Nasdaq Proposal to defeat the proposal, we could adjourn the Special Meeting without a vote on the Nasdaq Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Nasdaq Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present, at the discretion of the chairperson of the Special Meeting.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Broker non-votes are not expected to exist with respect to this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE, IF NECESSARY OR APPROPRIATE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table that follows sets forth as of March 13, 2025, certain information regarding the beneficial ownership of our common stock by:

•	each person the Company knows to beneficially own more than five percent of the outstanding shares of common stock;

•	each of our current directors;

•	each of the named executive officers in the fiscal year ended March 31, 2024; and

•	all of our current directors and officers as a group.

Unless otherwise indicated, the business address for the beneficial owners listed below is 224 Airport Parkway, Suite 550, San Jose, California, 95110.

	Shares of Common Stock Beneficially Owned
Name and Address	Number(1)	Percentage(2)
5% or Greater Stockholders
Pacific Investment Management Company LLC(3)	962,127	14.7%
650 Newport Center Drive, Newport Beach, CA 92660
Long Focus Capital Management LLC(4)	458,041	7.0%
207 Calle Del Parque, A&M Tower, 8th Floor, San Juan, PR 00912
ADK Soho Fund LP(5)	382,718	5.9%
429 Lenox Avenue, Miami Beach, FL 33139
Directors and Named Executive Officers
James J. Lerner	107,804	1.7%
Yue Zhou (Emily) White	29,139	*
Donald J. Jaworski	27,675	*
Hugues Meyrath	27,675	*
Todd W. Arden	—	—
John R. Tracy	15,000	*
Kenneth P. Gianella	32,402	*
Brian E. Cabrera	27,940	*
Laura A. Nash	11,788	*
Henk J Spanjaard	14,903	*
John Hurley(6)	17,075	*
All Current Directors and Executive Officers as a Group (10 holders)	294,326	4.5%

*	Represents beneficial ownership of less than 1%.

(1)

Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to the Company’s knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by the stockholder. Shares listed in this table and the footnotes herein have been adjusted to reflect the one-for-twenty (1-for-20) reverse stock split that became effective on August 26, 2024, which numbers may be approximates due to rounding.

(2)

Applicable percentage based on 6,526,782 shares of common stock outstanding as of March 13, 2025. Beneficial ownership is determined in accordance with SEC rules, based on factors including voting and share investment power. Common stock subject to options or warrants exercisable currently or within 60 days after March 13, 2025, and common stock shares deliverable upon settling RSUs that vest within 60 days after March 13, 2025, are considered beneficially owned by the holder.

(3)

According to a Schedule 13D filed on March 28, 2022 (as amended, including Amendment No. 6 filed on August 15, 2024, Amendment No. 7 filed on January 7, 2025 and Amendment No. 8 filed on March 21, 2025), by Pacific Investment Management Company LLC (“PIMCO”), PIMCO has sole voting and dispositive power over the shares. The shares are held by certain funds and accounts for which PIMCO serves as investment manager, advisor or sub-advisor, including (i) OC II FIE V LP, a Delaware limited partnership (“OC II”), which holds 289,620 shares and (ii) OC III LVS XL LP, a Delaware limited partnership (“OC III”), which holds 672,507 shares. Each of OC II and OC III was formed solely for the purpose of investment holding. OC II GP LLC, a Delaware limited liability company (“OC II GP”), is the sole general partner of OC II. OC II Holdco US LP, a Delaware limited partnership (“OC II Holding”), is the sole managing member of OC II GP. OC II and OC II Holding are direct or indirect wholly-owned subsidiaries of a pooled investment fund that invests (among other things) in operating companies. PIMCO GP XV LLC, a Delaware limited liability company (“PIMCO GP OC II”), is the sole general partner of OC II Holding. PIMCO is the sole managing member of PIMCO GP OC II, retains a pecuniary interest therein, and has the power to make voting and investment decisions regarding the securities of the Company held by OC II. OC III GP LLC, a Delaware limited liability company (“OC III GP”), is the sole general partner of OC III. OC III Holding LP, a Delaware limited partnership (“OC III Holding”), is the sole managing member of OC III GP. OC III and OC III Holding are direct or indirect wholly-owned subsidiaries of a pooled investment fund that invests (among other things) in operating companies. PIMCO GP XXX, LLC, a Delaware limited liability company (“PIMCO GP OC III”), is the sole general partner of OC III Holding. PIMCO is the sole managing member of PIMCO GP OC III, retains a pecuniary interest therein, and has the power to make voting and investment decisions regarding the shares of the Company held by OC III. The name and present principal occupation of each Executive Committee Member and Chief Investment Officer of PIMCO are: Mangala Ananthanarayanan (Managing Director – Executive Committee, Head of Business Management, Europe, Middle East and Africa & Asia-Pacific); Andrew Balls (Managing Director – Chief Investment Officer (Global Fixed Income)); Gregory Hall (Managing Director – Executive Committee, Head of U.S. Global Wealth Management); Daniel J. Ivascyn (Managing Director – Executive Committee, Group Chief Investment Officer); Mark R. Kiesel (Managing Director, Chief Investment Officer (Global Credit)); Qi Wang (Managing Director, Chief Investment Officer (Portfolio Implementation)); Emmanuel Roman (Managing Director – Executive Committee and Chief Executive Officer); Marc P. Seidner (Managing Director –Chief Investment Officer (Non-traditional Strategies)); Candice Stack (Managing Director – Executive Committee, Head of Client Management, Americas); Kimberley Korinke (Managing Director – Executive Committee, Global Head of Product Strategy); Jason Steiner (Managing Director – Executive Committee, Portfolio Manager); Thibault Christian Stracke (Managing Director – Executive Committee, President and Global Head of Credit Research); Alfred Murata (Managing Director – Executive Committee, Portfolio Manager); Mohit Mittal (Managing Director – Chief Investment Officer (Core Strategies)); Alec Kersman (Managing Director – Executive Committee, Head of Asia Pacific); Kristofer Kraus (Managing Director – Executive Committee, Portfolio Manager); and Ben Ferguson (Managing Director – Executive Committee, Co-Head of Japan and Head of Japan Client and Business Development). The business address of each person listed in the immediately preceding sentence is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

(4)

According to Amendment No. 1 to Schedule 13G filed jointly on February 14, 2024 by Long Focus Capital Management, LLC, Long Focus Capital Master LTD, Condagua, LLC, John B. Helmers and A. Glenn Helmers (collectively, the “Long Focus Entities”), (i) John B. Helmers and Long Focus Capital Management LLC have shared voting and dispositive power with respect to 458,041 shares, (ii) Long Focus Capital Master, Ltd. has shared voting and dispositive power with respect to 296,053 shares, and (iii) Condagua, LLC and Glenn Helmers have shared voting and dispositive power with respect to 161,989 shares. Long Focus Capital Management, LLC, John B. Helmers, and A. Glenn Helmers do not directly own any shares of common stock. A. Pursuant to an investment management agreement, Long Focus Capital Management, LLC maintains investment and voting power with respect to the shares of common stock held by Long Focus Capital Master, Ltd. John B. Helmer controls Long Focus Capital Management, LLC, and maintains investment and voting power with respect to the shares of common stock held by Condagua, LLC. Glenn Helmers controls Condagua, LLC.

(5)

According to Amendment No. 1 to Schedule 13G filed jointly on January 17, 2024 by ADK Soho Fund LP, ADK Capital LLC and Nat Klipper, ADK Soho Fund LP and ADK Capital LLC have sole voting and dispositive power with respect to 382,718 shares. Nat Klipper has sole voting and dispositive power with respect to 465,497 shares. ADK Capital LLC serves as the general partner of ADK Soho Fund LP, which directly holds the shares and Nat Klipper serves as the Managing Member and the Managing Partner of ADK Soho Fund LP.

(6)	Based solely on a Form 4 filed on September 6, 2023.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, such as ours, that file documents electronically with the SEC. The address of that website is www.sec.gov. The information on the SEC’s website is not a part of this Proxy Statement, and any references to this website or any other website are inactive textual references only.

The SEC permits us to “incorporate by reference” the information contained in documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents rather than by including them in this Proxy Statement. Information that is incorporated by reference is considered to be part of this Proxy Statement and you should read it with the same care that you read this Proxy Statement. Later information that we file with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date those documents are filed. We have filed with the SEC, and incorporate by reference in this Proxy Statement:

•	our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on June 28, 2024;

•	our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024, September 30, 2024 and December 31, 2024; and

•	our Current Reports on Form 8-K filed with the SEC on July 12, 2024, August 14, 2024, August 20, 2024, September 23, 2024, October 10, 2024, January 27, 2025 and March 20, 2025.

We are not incorporating, in each case, any documents or information that we are deemed to furnish and not file in accordance with SEC rules.

Any person, including any beneficial owner, may request a copy of any or all of the documents incorporated by reference but not delivered with this Proxy Statement, at no cost, by writing or telephoning us at the following address and number: Investor Relations, Quantum Corporation, 224 Airport Parkway, Suite 550, San Jose, California, 95110, telephone +1 (949) 224-3874. We will not, however, send exhibits to those documents, unless the exhibits are specifically incorporated by reference in those documents.

If you have questions about the Special Meeting after reading this Proxy Statement, or if you would like additional copies of this Proxy Statement or the proxy card, please contact our proxy solicitor Alliance at:

Phone Number: 1-833-216-6746

Address: 150 Clove Road, Suite 400

Little Falls, NJ 07424

Email: QMCO@allianceadvisors.com

STOCKHOLDER PROPOSALS

Stockholders may submit proposals for consideration at future stockholders meetings, including the 2025 annual meeting. Any proposal submitted must meet the applicable requirements of Delaware law, the rules and regulations of the SEC, and contain the information specified in our Bylaws, in order to be eligible to be included in the proxy materials for, or to be brought before, the 2025 annual meeting. Proposals must be submitted in writing to the attention of the Corporate Secretary, Quantum Corporation, 224 Airport Parkway, Suite 550, San Jose, California, 95110.

SEC regulations require that stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 annual meeting submit their proposal by March 4, 2025. These proposals must also comply with the Exchange Act Rule 14a-8 stockholder proxy proposal submission rules. Proposals we receive after that date will not be included in the proxy statement.

A director nomination or stockholder proposal not included in the proxy statement for the 2025 annual meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the nomination or proposal. To be timely, our Bylaws provide that we must have received the stockholder’s notice not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mail our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which a public announcement of the date of such annual meeting is first made.

Stockholders who wish to bring business before the 2025 annual meeting or to nominate a person for election as a director without being included in the 2025 proxy materials must submit their proposal no earlier than April 18, 2025 and no later than May 18, 2025. Stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Quantum’s director nominees must provide the Company with required notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 16, 2025.

OTHER MATTERS

We do not intend to bring any matters before the Special Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Special Meeting by others. However, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of
Quantum Corporation

/s/ James J. Lerner

James J. Lerner
President and Chief Executive Officer Chairman of the Board

San Jose, California

March 27, 2025

If you have any questions concerning the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Quantum’s common stock, please contact our proxy solicitor Alliance at:

Phone Number: 1-833-216-6746

Address: 150 Clove Road, Suite 400

Little Falls, NJ 07424

Email: QMCO@allianceadvisors.com

Quantum Corporation
Special Meeting of Stockholders – April 24, 2025 at 8:30 a.m., Pacific Time
This proxy is solicited by the Board of Directors
The undersigned, revoking all prior proxies heretofore granted, hereby appoints James J. Lerner and Brian E. Cabrera, and each of them, as proxies, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent and to vote all of the shares of common stock of Quantum Corporation that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 8:30 a.m., Pacific Time, on April 24, 2025 and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/qmco/2025 by 11:59 p.m., Eastern Time, on April 23, 2025. On the day of the Special Meeting and at any adjournment or postponement thereof, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. Where no direction is given, the shares represented by this proxy will be voted FOR Proposals 1, 2, and 3. In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Special Meeting and any adjournments and postponements thereof.
(Continued and to be marked, dated, and signed on the other side)
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 24, 2025: The Notice and Proxy Statement, are available at https://web.viewproxy.com/qmco/2025

Please mark your votes like this
The Board of Directors recommends that you vote FOR each of the Proposals listed below:
Proposal 1. To approve the issuance of up to $200,000,000 of our common stock pursuant to a Standby Equity Purchase Agreement dated January 25, 2025 and related change of control for purposes of complying with Nasdaq listing rule 5635.
FOR AGAINST ABSTAIN
Proposal 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.
FOR AGAINST ABSTAIN
Proposal 3. To approve the adjournment of the Special Meeting to a later date, if necessary or appropriate.
FOR AGAINST ABSTAIN
The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. If any other matters properly come before the meeting or any adjournment thereof, the persons named in this proxy are authorized to vote in their discretion.
Date
Signature
Signature (Joint Owners)
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name, by authorized officer.
DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)
Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.)
CONTROL NUMBER
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.
CONTROL NUMBER
PROXY VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Special Meeting. Proxies transmitted by Internet or Telephone must be submitted prior to 11:59 p.m., Eastern Time, on April 23, 2025.
INTERNET
Vote Your Proxy on the Internet: Go to www.AALvote.com/QMCO
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL
Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.